Earnings per share (Tables)	3 Months Ended
Jan. 31, 2021
Text Block [Abstract]
Summary of Earnings Per Share

	For the three months ended
(Millions of Canadian dollars, except share and per share amounts)	January 31 2021	January 31 2020
Basic earnings per share
Net income	$3,847	$3,509
Dividends on preferred shares and distributions on other equity instruments	(58)	(65)
Net income attributable to non-controlling interests	(2)	(5)
Net income available to common shareholders	3,787	3,439
Weighted average number of common shares (in thousands)	1,423,350	1,427,599
Basic earnings per share (in dollars)	$2.66	$2.41
Diluted earnings per share
Net income available to common shareholders	$3,787	$3,439
Dilutive impact of exchangeable shares	–	4
Net income available to common shareholders including dilutive impact of exchangeable shares	3,787	3,443
Weighted average number of common shares (in thousands)	1,423,350	1,427,599
Stock options (1)	1,188	1,698
Issuable under other share-based compensation plans	742	750
Exchangeable shares (2)	–	3,013
Average number of diluted common shares (in thousands)	1,425,280	1,433,060
Diluted earnings per share (in dollars)	$2.66	$2.40

(1)
The dilutive effect of stock options was calculated using the treasury stock method. When the exercise price of options outstanding is greater than the average market price of our common shares, the options are excluded from the calculation of diluted earnings per share. For the three months ended January 31, 2021, an average of 1,690,512 outstanding options with an average price of $105.17 were excluded from the calculation of diluted earnings per share. For the three months ended January 31, 2020, no outstanding options were excluded from the calculation of diluted earnings per share.

(2)	Includes exchangeable preferred shares.